Summary of Significant Accounting Policies - Summary of Property and Equipment Including Oil and Natural Gas Properties (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Oil and natural gas properties:
Unproved	$ 1,169,813	$ 926,812	$ 99,671
Proved	461,768	97,528	6,986
Gross oil and natural gas properties	1,631,581	1,024,340	106,657
Less accumulated depreciation, depletion and amortization	(64,614)	(8,596)	(404)
Total oil and natural gas properties, net	1,566,967	1,015,744	106,253
Other property and equipment	7,734	2,392
Less accumulated depreciation	(605)	(52)
Other property and equipment, net	7,129	2,340
Total property and equipment, net	$ 1,574,096	$ 1,018,084	$ 106,253